UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2022

SWK HOLDINGS CORPORATION

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-39184	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road, Suite 105, Dallas, TX	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 687-7250

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SWKH	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights	SWKH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).           Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This current report on Form 8-K/A (the “Amendment”) amends the current report on Form 8-K filed on September 1, 2022 by SWK Holdings Corporation (the “Company”) with the U.S. Securities and Exchange Commission (the “Original Form 8-K”). This Amendment supplements the Original Form 8-K in certain respects.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed on the Original Form 8-K, on September 1, 2022, the Company appointed Jody Staggs as the Company’s President, effective as of September 1, 2022, and Interim Chief Executive Officer, effective as of September 30, 2022.

In connection with such appointment, the Company and Mr. Staggs entered into an offer letter, dated September 19, 2022 (the “Offer Letter”), pursuant to which Mr. Staggs will receive (i) an annual base salary of $350,000 for the remainder of 2022, effective as of September 1, 2022, (ii) an annual bonus for 2022 equal to 35% of the Company’s executive bonus pool and (iii) an award of 23,655 shares of restricted common stock of the Company under the Company’s 2010 Equity Incentive Plan (the “Plan”). The restricted share award vests ratably on each of the first four anniversaries of September 1, 2022 and is subject to the other terms and conditions of the grant agreement pursuant to which it is awarded, which is substantially similar to that form of restricted stock award agreement under the Plan filed by the Company on its 10-K, and compliance with restrictive covenants in favor of the Company. The foregoing description of the Offer Letter does not purport to be completed and is qualified in its entirety by reference to the Offer Letter, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2022.

Item 9.01	Financial Statements and Exhibits

104       Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SWK HOLDINGS CORPORATION

Dated: September 23, 2022	By:	/s/ Robert K. Hatcher
Robert K. Hatcher
Director